EXHIBIT 10.1

     VOTING, SUPPORT AND EXCHANGE AGREEMENT made as of May 13, 1998


BETWEEN: LASIRIS HOLDINGS, INC., a corporation existing under the laws of New
         Brunswick ("Canco");

AND: STOCKER & YALE, INC., a corporation existing under the laws of the Commonwealth of Massachusetts ("USCO");

AND: ALAIN BEAUREGARD, residing at 16789 Gouin Blvd, Ste-Genevieve (Quebec) H9H 1E3;("Beauregard");

AND: LUC MANY, residing at 297 Place De La Douceur, Ile Bizarre (Quebec) H9C 1P3; ("Many");

AND: GESTION A. BEAUREGARD INC., a corporation existing under the laws of the Province of Quebec ("Holding 2")

AND: ALAIN BATTIKHA, residing at 724 Malraux, Chicoutimi (Quebec) G7J 4N8; ("Alain");

AND:     PIERRE BEGIN, residing at 1547 Mika, Laval (Quebec) J6Z 4J9;
         ("Pierre");

AND: PASCAL BOUDREAULT, residing at 560 des Chevaliers, Chicoutimi (Quebec) G7H 5P7; ("Pascal");

AND: BERNARD CLAVEAU, residing at 665 des Roselins, Chicoutimi (Quebec) G7H 6E7; ("Bernard");

AND: CLAUDE GAGNON, residing at 999, rue Beauregard, Sainte-Foy (Quebec) G1V 4T9; ("Claude");

AND: DONAT GAGNON, residing at 843 Chaperon, Chicoutimi (Quebec) G7H 2S3; ("Donat");

AND: MARCEL GAUTHIER, residing at 1742 des Roitelets, Chicoutimi (Quebec) G7H 6R5; ("Marcel");

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AND:     VINCENT GAUTHIER, residing at 476, des Embranchements, # 5, Falardeau
         (Quebec) G0V 1C0; ("Vincent");

AND: SERGE MARTIN, residing at 178 des Vingt-et-un, Chicoutimi (Quebec) G7H 5Y9; ("Serge");

AND: GILLES PEDNEAULT, residing at 182 rue Panoramique, Chicoutimi (Quebec) G7J 4B7; ("Gilles");

AND: DENIS ST-HILAIRE, residing at 652 des Roselins, Chicoutimi (Quebec) G7H 6K2; ("Denis");

AND: ALICE TREMBLAY, residing at 600 St-Wilbrod, Eberville-Station (Quebec) G0W 1T0; ("Alice");

AND: PAUL-BENOIT TREMBLAY, residing at 1060 Pierre-Bedard, Chicoutimi (Quebec) G7H 2P5; ("Paul-Benoit");

AND: SUZANNE LAURENT, residing at 1149 Bizet, Chicoutimi (Quebec) G7H 4H5; ("Suzanne");

AND: 2620-1483 QUEBEC INC., a corporation existing under the laws of the Province of Quebec ("SPEQ");

         (Beauregard, Many, Alain, Pierre, Pascal, Bernard, Claude, Donat, Marcel, Vincent, Serge, Gilles, Denis, Alice, Paul-Benoit, Suzanne, individually each a "Stockholder" or collectively the "Stockholders").



A. WHEREAS, the parties have agreed that on the date of the filing ("Effective Date") of the Articles of Incorporation of Canco creating the Class A shares, Class B shares and Class C shares ("Canco Articles") they would execute and deliver this Voting, Support and Exchange Agreement ("Agreement");

B. AND WHEREAS pursuant to an Offer of Purchase and Sale dated March 14, 1998 (the "Acquisition Offer") by and among USCO, Beauregard, Many, SPEQ Stockholders and Lasiris Inc. ("Lasiris") and to the Lasiris Corporate Reorganization, Canco acquired from Stockholders all issued and outstanding shares of the capital stock of Holding 1, Lasiris and

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                                      - 3 -

of the SPEQ and the Stockholders received from Canco, as partial consideration of, and in exchange for their equity interests, Class B and Class C Shares of Canco in the amounts set forth next ot each such Stockholder's name on Exhibit A attached hereto (individually each of an "Exchangeable Share" or collectively the "Exchangeable Shares");

C. WHEREAS, the Acquisition Offer contemplates that USCO will provide certain resources and support to Canco in connection with the declaration and payment of certain dividends, distributions and the Exchangeable Shares and with the exchange of the Exchangeable Shares for shares of the common stock, par value $0.001 per share (the "Common Shares") of USCO;

D. WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby USCO will take certain actions and make certain payments and deliveries necessary to ensure that Canco will be able to make certain payments and to deliver or cause to be delivered Common Shares (as defined below) in satisfaction of the obligations of Canco under the Canco Articles and this Agreement;

E. WHEREAS the Holders will grant certain options to USCO to purchase the Exchangeable Shares from the Holders for the Payments as more fully described below;

F. AND WHEREAS the parties agree that Canco has been incorporated for the sole purpose of acquiring and holding the shares in Lasiris, SPEQ and 9063-5251 Quebec Inc. as provided in the Canco Articles and USCO and CANCO agree not to amend the Canco Articles in connection thereto without the prior written approval of Holders of a Majority of Exchangeable Shares then outstanding;

     NOW THEREFORE, in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


                                    ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

     1.1 Definitions. In this Agreement, unless something in the subject matter or content is inconsistent therewith:

     "Applicable Laws" has the meaning set out in section 4.6 hereof.

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                                      - 4 -

     "Board of Directors" means the board of directors of USCO.

     "Business Day" means a day other than a Saturday, a Sunday or a day when banks are not open for business in either Boston, Massachussets or Montreal, Quebec.

     "Call Right" has the meaning set out in the Canco Articles.

     "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency ("Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate in Canadian dollars on such date for such foreign currency of the Royal Bank of Canada or, in the event such spot exchange rate is not available, the published or publicly available exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose.

     "Canco Board of Directors" means the board of directors of Canco.

     "Common Shares" has the meaning set out in recital C hereto.

     "Current Market Value" has the meaning set out in the Canco Articles.

     "Exchangeable Shares" has the meaning set out in recital B hereto.

     "Holders" shall mean, as of any date, the registered holders of Exchangeable Shares reflected on the books and records of Canco other than USCO and its Subsidiaries and "Holder" means any one of the Holders.

     "Holders' Retraction Rights" means the Holders' right to require Canco to redeem the Holders' Exchangeable Shares in accordance with the provisions of the Canco Articles.

     "Insolvency Event" means with respect to any Person (i) an adjudication or order for relief by a provincial, state or federal court in the United States or Canada that such Person is bankrupt or insolvent under the United States Bankruptcy Code or the Canadian Bankruptcy and Insolvency Act; (ii) filing by such Person of a voluntary petition in any provincial, state or federal court to be adjudicated a bankrupt or to subject such Person to any such reorganization proceeding; (iii) the filing by a third party of an involuntary petition in any provincial, state or federal court to have such Person adjudicated bankrupt or insolvent, or for an order for relief, or to subject such

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                                      - 5 -

     Person to the provisions of any such reorganization proceeding or to obtain the appointment of a receiver which is not dismissed within one hundred twenty (120) days of the date of the filing; or (iv) the making by such Person of a general assignment for the benefit of creditors.

     "Liquidation Amount" has the meaning set out in the Canco Articles.

     "Liquidation Call Purchase Price" has the meaning set out in the Canco Articles.

     "Liquidation Call Right" has the meaning set out in the Canco Articles.

     "List" has the meaning set out in section 2.4 hereof.

     "Majority" means more than sixty percent (60%).

     "Offer" has the meaning set out in section 4.8 hereof.

     "Officer's Certificate" means, with respect to Canco or USCO, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other senior officer of Canco or USCO, as the case may be.

     "Parent Retraction Call Right" has the meaning set out in the Canco
     Articles.

     "Payment Obligation" means an obligation to pay the Liquidation Amount, or an exercise of a Liquidation Call Right, an obligation to pay the Liquidation Call Purchase Price, an obligation to pay the Retraction Price, an exercise of the Call Right, an obligation to pay the Purchase Price, an obligation to or an exercise of the Redemption Right, or an exercise of the Redemption Call Right, an obligation to pay the Redemption Price or an obligation to pay the Redemption Call Purchase Price (or collectively the "Payment Obligations").

     "Payment" means the payment of a Payment Obligation or the payments of Payment Obligations.

     "Purchase Price" has the meaning set out in the Canco Articles.

     "Redemption Call Purchase Price" has the meaning set out in the Canco Articles.

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                                      - 6 -

     "Redemption Call Right" has the meaning set out in the Canco Articles.

     "Redemption Price" has the meaning set out in the Canco Articles.

     "Redemption Right" has the meaning set out in the Canco Articles.

     "Retraction Date" has the meaning set out in the Canco Articles.

     "Retraction Request" has the meaning set out in the Canco Articles.

     "Retracted Shares" has the meaning set out in the Canco Articles.

     "Retraction Price" has the meaning set out in the Canco Articles.

     "Subsidiary" means any corporation more than 50% of the outstanding voting shares of which is owned, directly or indirectly, by its parent, by one or more of its subsidiaries, or by its parent and one or more of its subsidiaries.

     "Transfer Agent" means Boston Equiserv, L.P., being USCO's stock transfer agent.

     "USCO Shareholders Consent" means an approval or consent of USCO shareholders evidence by a resolution or any other form permitted by Applicable law.

     "USCO Shareholders Meeting" means a meeting of USCO shareholders.

     "US Dollar Equivalent" means in respect of an amount expressed in a foreign currency ("Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the official noon spot exchange rate in U.S. dollars on such date for such foreign currency of Royal Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency as may be deemed by the Board of Directors to be appropriate for such purpose.

         1.2 Interpretation Not Affected by Headings, etc. The division of this Agreement into articles and sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an article or section refers to the specified article or section of this Agreement.

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                                      - 7 -

     1.3 Number, Gender and Persons. In this Agreement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, companies, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

     1.4 Date for Any Action. If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next Business Day.

     1.5 Payments. All payments to be made hereunder will be made in Canadian dollars unless otherwise specified and without interest, unless otherwise stipulated.


                                    ARTICLE 2

                            SHAREHOLDER COMMUNICATION

     2.1 Mailings to Shareholders. With respect to each USCO Shareholders Meeting and USCO Shareholders Consent, USCO will, or will cause its Transfer Agent to, mail or cause to be mailed (or otherwise communicate in the same manner that USCO utilizes in communications to holders of Common Shares) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by USCO to its shareholders:

         (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to shareholders of USCO; and

         (b) all other documents and communications distributed to the holders of Common Shares in connection with each USCO Shareholders Meeting or USCO Shareholders Consent.

     For the purpose of determining which Holder is entitled to receive the above-noted materials in respect of any such USCO Shareholders Meeting or USCO Shareholders Consent, the Holders of Exchangeable Shares owned of record by each Holder shall be determined at the close of business on the record date set by USCO or by applicable law for purposes of determining shareholders entitled to vote at such USCO Shareholders Meeting or to give written consent in connection with such USCO Shareholders Consent.

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                                      - 8 -

     2.2 Copies of Shareholder Information. USCO will deliver directly to each Holder copies of all proxy materials (including notices of USCO Shareholders Meetings but excluding proxies to vote Common Shares), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Common Shares at the same time as such materials are first sent to holders of Common Shares. USCO or the Transfer Agent, as applicable, will mail or otherwise send to each Holder, at the expense of USCO, copies of all such materials at the same time as such materials are first sent to holders of Common Shares.

     2.3 Other Materials. Promptly following issuance or delivery by USCO of any material sent or given generally to the holders of Common Shares by or on behalf of a third party, including, without limitation, dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), USCO shall use its commercially reasonable efforts to obtain and deliver to the Holders copies thereof to each Holder as soon as practicable.

     2.4 List of Holders. Canco shall, prior to each annual, general and special USCO Shareholders Meeting or the seeking of any USCO Shareholders Consent, prepare or cause to be prepared a list ("List") of the names and addresses of the holders of Exchangeable Shares arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date for a USCO Shareholders Meeting or a USCO Shareholders Consent, at the close of business on the record date established by USCO or pursuant to applicable law for determining the holders of Common Shares entitled to receive notice of and/or to vote at such USCO Shareholders Meeting or to give consent in connection with such USCO Shareholders Consent. Each such List shall be delivered to USCO promptly after receipt by Canco of USCO's prior notice of the record date for such meeting or seeking of consent, as the case may be. If there has been no change to the information contained in the List since the last delivery of such List by Canco to USCO, Canco shall only be obliged to notify USCO of such fact.

     2.5 Distribution of Written Materials. Any written materials to be distributed by USCO, the Transfer Agent or Canco, as applicable, to the Holders pursuant to this Agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as USCO utilizes in communications to holders of Common Shares), to each Holder at such Holder's last known address as shown on the books of Canco or on the List, unless such Holder shall have informed Canco of its new address.

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                                    ARTICLE 3

                               MUTUAL SUPPORT ETC.

     3.1 Stamp or Other Transfer Taxes. Upon any sale of Exchangeable Shares to USCO or Canco pursuant to a Payment Obligation, the share certificate or certificates representing Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the Holder of the Exchangeable Shares so sold, provided, however, that such Holder (a) shall pay (and neither Canco nor USCO shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or
(b) shall have established to the satisfaction of Canco and USCO that such taxes, if any, have been paid.

     3.2 Notice of Insolvency Event. Immediately upon the occurrence of an Insolvency Event of Canco or any event that with the giving of notice or the passage of time or both would be an Insolvency Event of Canco, Canco shall give written notice thereof to the Holders.

     3.3 Mutual Support.

     (1) Notwithstanding any of the other provisions of this Agreement, so long as any Exchangeable Shares are outstanding, USCO shall own all of the voting shares of Canco (excluding the Exchangeable Shares held by the Holders and any voting shares which may be issued to Holders), and USCO will take all commercially reasonable actions and do all such commercially reasonable things as are necessary or desirable to enable and permit Canco, in accordance with Applicable Law, to perform its obligations and exercise its rights with respect to the satisfaction of a Payment including without limitation, all such commercially reasonable actions and all such commercially reasonable things as are necessary, to enable and permit Canco, in accordance with and subject to Applicable law, to cause to be delivered Common Shares to the Holders of Exchangeable Shares upon Payment in accordance with the Canco Articles. Alternatively, USCO and Canco, at USCO's option, shall cooperate to enable USCO to exercise the applicable Payment, without regard to the time limits for the exercise thereof under the Canco Articles. USCO will take all actions and do all such things as are necessary or desirable to enable and permit Canco to make any Payment.

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                                     - 10 -

     (2) In furtherance of the foregoing obligations, upon notice of any event which requires USCO to cause to be delivered Common Shares to any Holder of Exchangeable Shares, USCO shall, in accordance with and subject to Applicable law, in any manner deemed appropriate by USCO, provide such shares or cause such shares to be provided to Canco, which shall forthwith deliver the requisite Common Shares to or to the order of the former Holder of the surrendered Exchangeable Shares. All such Common Shares shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien claim, encumbrance, security interest or adverse claim subject to any resale restrictions under Applicable law.

     (3) Without the prior approval of the Holders of a Majority of the Exchangeable Shares then outstanding, (i) Canco shall not issue, and USCO shall not permit Canco to issue, any shares other than Class A shares issued to USCO;
(ii) Canco shall not and USCO shall not permit Canco to subdivide, redivide or change the outstanding shares of Canco into a greater number or reduce, combine or consolidate or change the outstanding shares into a lesser number of shares or reclassify or otherwise change the outstanding shares of Canco or effect an amalgamation, merger, reorganization or other transaction affecting the outstanding shares of Canco without the approval of Holders of a Majority of the Exchangeable Shares then outstanding, and (iii) USCO or Canco shall not distribute to any party any Exchangeable Shares received by it pursuant to its exercise of a Payment or Payment Obligation.

     3.4 Call Rights. Payments are hereby agreed, acknowledged and confirmed, and it is agreed and acknowledged that such rights are granted in part in consideration of the obligations of USCO under this Agreement.

                                    ARTICLE 4

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

     4.1 Covenants of Canco Regarding Exchangeable Shares. So long as any Exchangeable Shares are outstanding, USCO will:

         (a) upon the declaration or payment of any dividend on Common Shares, cause Canco to declare and pay simultaneously a dividend on the Exchangeable Shares as per Canco Articles and USCO shall do all such things as are necessary to enable Canco to declare and pay such dividend including to meet the solvency test required under Applicable law;

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         (b) advise Canco sufficiently in advance of the declaration by USCO of any dividend on Common Shares and take all such other actions as are necessary, in cooperation with Canco, to ensure that the respective declaration date, record date and payment date for a dividend as per the Canco Articles on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on Common Shares;

         (c) take all such actions and do all such things as are necessary or desirable to enable and permit Canco, in accordance with Applicable Law, to pay and otherwise perform its obligations with respect to the satisfaction of any applicable Payment, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Canco to cause to be delivered Common Shares to the Holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of the Exchangeable Share Provisions, as the case may be;

         (d) not exercise its voting rights as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of Canco nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Canco until the earlier of the expiration of a period of 8 years from the Effective Date or the time where no Exchangeable Shares are still outstanding without the approval of Holders of a Majority of the Exchangeable Shares then outstanding.

     4.2 Segregation of Funds. USCO will cause Canco to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such other assets as is necessary to enable Canco to pay or otherwise satisfy the applicable dividends, and any Payment, in each case for the benefit of Holders from time to time of the Exchangeable Shares, and to use such funds and other assets so segregated exclusively for the payment of dividends and the payment or other satisfaction of the applicable Payment.

     4.3 Certain Representations. USCO hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, subject to any resale restrictions under applicable law, out of its authorized and unissued share capital such number of Common Shares (or other shares or securities into which Common Shares may be reclassified or changed as contemplated by section 4.7 hereof) (i) as is equal to the number of Exchangeable Shares issued and outstanding from time to time and (ii) as are now and may hereafter be required to enable and permit each of USCO and Canco to meet its obligations hereunder, under the Exchangeable

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                                     - 12 -

Share Provisions and under any other commitment pursuant to which USCO or Canco may now or hereafter be required to issue or deliver Common Shares including under the Canco Articles.

     4.4 Notification of Certain Events. Canco hereby covenants and agrees with USCO that it will give USCO notice of each of the following events at the time set forth below:

         (a) in the event of any determination by the Canco Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Canco or to effect any other distribution of the assets of Canco among its shareholders for the purpose of winding-up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

         (b) immediately, upon the earlier of (i) receipt by Canco of notice of, and (ii) Canco otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Canco or to effect any other distribution of the assets of Canco among its shareholders for the purpose of winding-up its affairs; and

         (c) immediately, upon receipt by Canco of a Retraction Request (as defined in the Canco Articles), in a form similar to the one attached as Exhibit B hereto.

     4.5 Delivery of Common Shares. Upon notice of any event that requires Canco to cause to be delivered Common Shares to any Holder of Exchangeable Shares, USCO shall, in any manner deemed appropriate by it, provide such shares or cause such shares to be provided to Canco, which shall forthwith deliver the requisite Common Shares to or to the order of the former Holder of the surrendered Exchangeable Shares. All such Common Shares shall be duly issued as fully paid, non-assessable, free of pre-emptive rights and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim (but subject to any resale restrictions under Applicable law) subject to receipt by USCO or Canco, as applicable, of the share certificates representing the Exchangeable Shares.

     4.6 Qualification of Common Shares.

     (1) USCO covenants that if any Common Shares or other shares or securities into which Common Shares may be reclassified or changed as contemplated by section 4.7 hereof to be issued and delivered hereunder, including for greater certainty, pursuant to the Canco Articles, require qualification with or approval of or the filing of any document or the taking

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of any action with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfilment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which Common Shares may be reclassified or changed as contemplated by section 4.7 hereof) may be issued and delivered by USCO to the initial holder thereof, USCO will in good faith expeditiously take all such commercially reasonable actions and do all such commercially reasonable things as are necessary to cause such Common Shares (or other shares or securities into which Common Shares may be reclassified or changed as contemplated by section
4.7 hereof) to take such action or obtain such ruling, order or approval.

     (2) USCO represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the Common Shares (or other shares or securities into which Common Shares may be reclassified or changed as contemplated by section 4.7 hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Canco Articles. USCO covenants and agrees with Canco that it will file the appropriate additional listing application with the NASD necessary to list the Common Shares issuable in exchange for Exchangeable Shares on the NASDAQ SmallCap Market or such other exchange or quotation system as the Common Shares may be listed for trading; provided, however, that neither USCO nor Canco shall have any obligation to register Common Shares or Exchangeable Shares under the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, the securities laws of any state of the United States or any Canadian federal or provincial securities law.

     (3) USCO hereby covenants and agrees with the Stockholders that if, during the period from and after the first anniversary of the date of this Agreement and the Stockholders are not entitled to sell Common Shares received in exchange for Exchangeable Shares in accordance with Rule 144 ("Rule 144") promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, for any reason whatsoever except for the reason that the calculation of the holding period required under Rule 144 has been determined by the SEC to be calculated from the date of the exchange of the Exchangeable Shares into USCO Shares as opposed to the date of issuance of the Exchangeable Shares, USCO shall at its own cost and expense file with the SEC a registration statement (on Form S-1, SB-2, S-3 or such other form as USCO may deem appropriate) registering such shares for resale. Such registration statement shall be filed with the SEC not more than sixty (60) days following the written request of Holders of a majority of the Exchangeable Shares then outstanding. Notwithstanding the foregoing, it is acknowledged and agreed by the parties hereto that no Stockholder shall have any right to require

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                                     - 14 -

any such registration if such Stockholder has the ability to sell any Common Shares held by such party pursuant to Rule 144.

     4.7 Economic Equivalence.

     (1) In the event that USCO shall declare, set a record date for, or give effect to any issuance or distribution by way of a stock dividend or other distribution in respect of USCO's issued and outstanding Common Shares of:

         (a) Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Common Shares);

         (b) any options, warrants or other rights entitling the holders of Common Shares to subscribe for or to purchase Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Common Shares); or

         (c) i) shares or securities of USCO of any class other than Common Shares (other than securities exchangeable for or convertible into or carrying rights to acquire Common Shares), (ii) options, warrants or rights other than those referred to in Section 4.7(1)(b) above, (iii) evidences of indebtedness of USCO or (iv) assets of USCO;

USCO shall cause Canco to issue or distribute to and Canco shall simultaneously issue or distribute to Holders, Class B or Class C shares as per the Canco Articles or the economic equivalent (determined in accordance with Section 4.7(5) below) on a per share basis of such options, warrants, rights, securities, evidences of indebtedness or other assets to the Holders determined as if each such Holder had exchanged all of such Holder's Exchangeable Shares for Common Shares.

     (2) USCO undertake to do all things as are necessary to enable Canco to fully satisfy its obligations under paragraphe 4.7(1).

     (3) In the event that at any time during which any Exchangeable Shares remain outstanding, USCO amends its Articles of Organization in order to:

         (a) subdivide, redivide or change the number of then outstanding Common Shares into a greater number of Commom Shares;

         (b) reduce, combine or consolidate or change the then outstanding Common Shares into a lesser number of Common Shares; or

         (c) reclassify or otherwise change the Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Common Shares;

USCO shall cause Canco to make, or to seek the consent of the Holders to make, the same or the economically equivalent change to or in the rights of the Holders of the Exchangeable Shares as per Canco Articles.

     (4) USCO will cause Canco to set the record date for any event referred to in section 4.7(1) or 4.7(3) above, or (if no record date is applicable for such event) the effective date for any such event on the same date or dates as are the record date or the effective date which has been set by USCO with respect to such event.

     (5) The Canco Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and other experts as the board may require), economic equivalence for the purposes of any event referred to in section 4.7(1) or 4.7(3) and each such determination shall be conclusive and binding on Canco and the Holders. In making each such determination, the following factors shall, without excluding other factors determined by the board to be relevant, be considered by the Canco Board of Directors:

         (a) in the case of any stock dividend or other distribution payable in Common Shares, the number of such shares issued in proportion to the number of Common Shares previously outstanding;

         (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Value (as determined by the Board of Directors in the manner contemplated in the Canco Articles) of a Common Share;

         (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of USCO of any class other than Common Shares, any rights, options or warrants other than those referred to in section 4.7(4)(b) above, any evidences of indebtedness of USCO or any assets of

      USCO, the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Common Shares and the Current Market Value (as determined by the Board of Directors in the manner above contemplated) of a Common Share; and

         (d) in the case of any subdivision, redivision or change of the then outstanding Common Shares into a greater number of Common Shares or the reduction, combination or consolidation or change of the then outstanding Common Shares into a lesser number of Common Shares or any reclassification, amalgamation, merger, reorganization or other transaction affecting Common Shares, the effect thereof upon the then outstanding Common Shares.

     4.8 Tender Offers, etc. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Common Shares (each, an "Offer") is proposed by USCO or is proposed to USCO or its shareholders and is recommended by the Board of Directors of USCO, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of USCO, USCO will use reasonable efforts (to the extent, in the case of an Offer by a third party, within its control) expeditiously and in good faith to take all such actions and do all such things as are reasonably necessary to enable and permit Holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Common Shares, without discrimination and Holders shall fully cooperate with USCO or Canco, as may be required, to facilitate their participation in such Offer.

     4.9 USCO Not to Vote Exchangeable Shares. USCO covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by USCO and its Subsidiaries for the sole purpose of attending each meeting of Holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. USCO further covenants and agrees that it will not, and will cause its Subsidiaries or affiliates not to, exercise any voting rights that may be exercisable by Holders of Exchangeable Shares from time to time pursuant to the Canco Articles or pursuant to the provisions of the Business Corporation Act (New Brunswick) (or any successor or other corporate statute by which Canco may in the future be governed) with respect to any Exchangeable Shares held by it or by its direct or indirect Subsidiaries or affiliates in respect of any matter considered at any meeting of Holders of Exchangeable Shares.

     4.10 Due Performance. On and after the Effective Date, USCO shall, and shall cause Canco to, duly and timely perform all of their respective obligations provided for in this Agreement, including any obligations that may arise upon the exercise of rights by any Holder of Exchangeable Shares, under the Canco Articles, and USCO shall be responsible for the due performance of all of Canco's obligations hereunder and under the Canco Articles.

     4.11 Issue of Additional Shares. During the term of this Agreement, Canco will not issue any additional Exchangeable Shares except to the extent required by any provision hereunder or under the Canco Articles.

     4.12 Books and Records. Each of USCO and Canco shall keep available for inspection by any Holder, as may be permitted or required by Applicable law, at their respective principal office, correct and complete books and records of account relating to their obligations under this Agreement, including, without limitation, all information relating to mailings and instructions to and from Holders.

                                    ARTICLE 5

                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

     5.1 Amendments, Modifications, etc. This Agreement may not be amended or modified except by an agreement in writing executed by the parties hereto as set out in paragraph 5.3.

     5.2 Changes in Capital of Canco and USCO. At all times after the occurrence of any event effected pursuant to section 4.7 or section 4.8 of this Agreement, as a result of which the Common Shares or Exchangeable Shares are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Common Shares or Exchangeable Shares are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

     5.3 Execution of Supplemental Agreements. No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by Canco, USCO and Holders holding a Majority of the Exchangeable Shares.

                                    ARTICLE 6

                                   TERMINATION

     6.1 Term. This Agreement shall continue until the earliest to occur of the following events:

         (a) none of the Exchangeable Shares is held by any Holder;

         (b) all of the parties hereto elect in writing to terminate this Agreement; and

         (c) the Final Redemption Date (as defined in the Canco Articles) as long as all the Exchange Shares have been redeemed by Canco or purchased by Parent and the Payment fully satisfied.


                                    ARTICLE 7

                                  CANCO RIGHTS

     7.1 Canco Rights. The Holders, individually and collectively, Canco, and USCO hereby agree and confirm the Payments set forth in the Canco Articles, and agree that in the event that any provision of the Canco Articles, in particular any provision thereof relating to the Payments is held to be invalid, illegal or unenforceable, the present Agreement shall thereupon automatically constitute a contractual right and option granted by each Holder to Canco or USCO, and Canco and USCO shall be bound to perform such Payments, upon the same terms and conditions as set forth in the Canco Articles.

                                    ARTICLE 8

                                     DEFAULT

     8.1 Default. In the event that (i) Canco or USCO, as the case may be, has failed to pay the Liquidation Amount or the Liquidation Call Purchase Price to Holders; (ii) a Holder has made a Retraction Request to Canco and Canco has failed to redeem the Retracted Shares or failed to pay the Retraction Price on the Retraction Date for any reason whatsoever including, without limiting the generality of the foregoing, for reason of solvency requirements, or USCO has exercised the Call Right and has failed to pay the Purchase Price on the Retraction Date, to such holder for the Retracted Shares, or (iii) Canco has exercised the Redemption Right or USCO has exercised the Redemption Call Right, and Canco or USCO, as the case may be, has failed to pay the Redemption Price or the Redemption Call Purchase Price to the Holders on the Redemption Date for any reason whatsoever, the Holders shall be entitled to receive from USCO, as liquidated damages, in addition to any other right they may have, including the right to enforce the issuance and delivery of the Exchangeable Shares and the indemnification for reasonable attorney fees and disbursements incurred in connection therewith an amount equal to the greater of the two (2) following amounts:

     8.1.1 ten percent (10%) of the product obtained by multiplying a) the number of Exchangeable Shares issued on closing of the Acquisition Offer and b) the price per share for Common Shares of $4.875 (U.S.); or

     8.1.2 (a) ten percent (10%) of the product obtained by multiplying a) the number of Exchangeable Shares issued on Closing of the Acquisition Offer; and b) the average closing price per share for Common Shares on the NASDAQ Small Cap Market for the sixty (60) trading days ending two (2) days prior to the date of the default of Canco or USCO.

     8.2 Any amount payable by USCO to the Holders under the provisions of paragrah 8.1 above shall be paid within 5 days of the occurrence of a default without any further request or demand by the Holders.

                                    ARTICLE 9

                                     GENERAL

     9.1 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

         9.2 Enurement. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

         9.3 Notices to Parties. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a) if to Canco at:

             44, Shipman Hill, 10th Floor
             P.O. Box 7289, Station A
             St-John (New Brunswick)
             H2L 4S6

             Attention: Mr. Mark Blodgett

         (b) if to USCO at:

             32, Hampshire Road
             Salem (New Hampshire)
             03079

             Attention: Mr. Mark Blodgett
             Telecopy:  (603) 893-5604

         (c) if to Holding 2 at:

             16789 Gouin Blvd
             Ste-Genevieve (Quebec)
             H9H 1E3

             Attention: Mr. Alain Beauregard

         (d) if to Alain Beauregard at:

             16789 Gouin Blvd
             Ste-Genevieve (Quebec)
             H9H 1E3

         (e) if to Luc Many at:

             297 Place De La Douceur
             Ile Bizarre (Quebec)
             H9C 1P3

         (f) if to Alain Battikha at:

             724 Malraux
             Chicoutimi (Quebec)
             G7J 4N8

         (g) if to Pierre Begin at:

             1547 Mika
             Laval (Quebec)
             J6Z 4J9

         (h) if to Pascal Boudreault at

             560 des Chevaliers
             Chicoutimi (Quebec)
             G7H 5P7

         (i) if to Bernard Claveau at

             665 des Roselins
             Chicoutimi (Quebec)
             G7H 6E7

         (j) if to Claude Gagnon at

             999, rue Beauregard
             Sainte-Foy (Quebec)
             G1V 4T9

         (k) if to Donat Gagnon at

             843 Chaperon
             Chicoutimi (Quebec)
             G7H 2S3

         (l) if to Marcel Gauthier at

             1742 des Roitelets
             Chicoutimi (Quebec)
             G7H 6R5

         (m) if to Vincent Gauthier at

             476, des Embranchements, # 5
             Falardeau (Quebec)
             G0V 1C0

         (n) if to Serge Martin at

             178 des Vingt-et-un
             Chicoutimi (Quebec)
             G7H 5Y9

         (o) if to Gilles Pedneault at

             182 rue Panoramique
             Chicoutimi (Quebec)
             G7J 4B7

         (p) if to Denis St-Hilaire at

             652 des Roselins
             Chicoutimi (Quebec)
             G7H 6K2

         (q) if to Alice Tremblay at

             600 St-Wilbrod
             Eberville-Station (Quebec)
             G0W 1T0

         (r) if to Paul-Benoit Tremblay at

             1060 Pierre-Bedard
             Chicoutimi (Quebec)
             G7H 2P5

         (s) if to Suzanne Laurent at

             1149 Bizet
             Chicoutimi (Quebec)
             G7H 4H5

         (t) if to Transfer Agent at:

             150, Royal Street
             Canton Massachusetts
             02021

             Attention: Mr. Greg Bartek
             Telecopy:  (781) 575-2549

     Any notice or other communication shall be deemed to have been given and received upon delivery thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

     9.4 Notice of Holders. Any and all notices to be given and any documents to be sent to any Holders must be given or sent to the address of such holder shown on the register of holders of Exchangeable Shares in any manner permitted by the Business Corporations Act (New Brunswick) from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such Act and the provisions of which Act shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

     9.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     9.6 Jurisdiction. Subject to paragraph 9.4 above, this Agreement shall be construed and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

     9.7 Attornment. The parties hereto agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Quebec, waive any objection which each may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agree to be bound by any judgment of the said courts and agrees not to seek, and hereby waive, any review of the merits of any such judgment by the courts of any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


LASIRIS HOLDINGS, INC.                            STOCKER & YALE, INC.

Per: /s/ Mark W. Blodgett                         Per: /s/ Mark W. Blodgett
     --------------------                              --------------------

     /s/ Alain Beauregard                              /s/ Luc Many
     --------------------                              ------------
     Alain Beauregard                                  Luc Many

GESTION A. BEAUREGARD INC.

Per: /s/ Alain Beauregard

     /s/ Alain Battikha                              /s/ Pierre Begin
     ---------------------------------               ----------------
     Alain Battikha                                  Pierre Begin

     /s/ Pascal Boudreault                           /s/ Bernard Claveau
     ---------------------------------               -------------------
     Pascal Boudreault                               Bernard Claveau

     /s/ Claude Gagnon                               /s/ Donat Gagnon
     ---------------------------------               ----------------
     Claude Gagnon                                   Donat Gagnon

     /s/ Marcel Gauthier                             /s/ Vincent Gauthier
     ---------------------------------               --------------------
     Marcel Gauthier                                 Vincent Gauthier

     /s/ Serge Martin                                /s/ Gilles Pedneault
     ---------------------------------               --------------------
     Serge Martin                                    Gilles Pedneault

     /s/ Denis St-Hilaire                            /s/ Alice Tremblay
     ---------------------------------               ------------------
     Denis St-Hilaire                                Alice Tremblay

     /s/ Paul-Benoit Tremblay                        /s/ Suzanne Laurent
     ---------------------------------               -------------------
     Paul-Benoit Tremblay                            Suzanne Laurent

2620-1483 QUEBEC INC.

Per: /s/ Vincent Gauthier
     --------------------
     Vincent Gauthier

                                    EXHIBIT A


                               EXCHANGEABLE SHARES


            NAMES                           NUMBER OF               NUMBER OF
                                             CLASS B                 CLASS C
                                             SHARES                   SHARES
Luc Many                                                              57,739
Gestion A. Beauregard Inc.                                           253,162
Alain Battikha                                                        7,013
Pierre Begin                                  7,013
Pascal Boudreault                             7,013
Bernard Claveau                                                       7,013
Claude Gagnon                                 7,013
Donal Gagnon                                                          7,013
Marcel Gauthier                               7,013
Vincent Gauthier                              7,013
Serge Martin                                  7,013
Gilles Pedneault                              7,013
Denis St-Hilaire                                                      42,076
Alice Tremblay                                7,013
Paul-Benoit Tremblay                          7,013
Suzanne Laurent                               7,013

                                    EXHIBIT B


                               RETRACTION REQUEST


To: Lasiris Holdings, Inc.
    44, Shipman Hill, 10th Floor
    P.O. Box, 7289, Station A
    St-John (New Brunswick)
    H2L 4S6

with a copy in all cases to:

    Stocker & Yale, Inc.
    32, Hampshire Road
    Salem (New Hampshire)
    03079


     This notice is given pursuant to Article 3.14 of the Articles of Incorporation of the Corporation (the "Articles") attaching to the shares(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Articles have the meanings ascribed to such words and expressions in such Articles.

     The undersigned hereby notifies the Corporation that, subject to the Parent Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem on _________________ (the "Retraction Date") in accordance with Section 3.14 of the Articles:

     All share(s) represented by this certificate; or

     _____________________ share(s) only.

     The undersigned acknowledges the Parent Retraction Call Right of Stocker & Yale, Inc. ("Parent") to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be an irrevocable offer by the undersigned to sell the Retracted Shares to Parent in accordance with the Parent Retraction Call Right on the Retraction Date for the Purchase Price or Retraction Price and on the other terms and conditions set out in the Articles. If Parent does not exercise its Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible.

     The undersigned hereby represents and warrants to the Corporation and Parent that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or Parent, as the case may be, free and clear of all liens, claims, encumbrances, security interests or adverse claims.


------------------    --------------------------         -----------------------
(Date)                (Signature of Shareholder)        (Guarantee of Signature)

     Please check box if the securities and any check(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of Transfer Agent in Canton, Massachusetts, failing which the securities and any check will be mailed to the last address of the shareholder as it appears on the register.

     NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent or the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office located at 150, Royal Street, Canton Massachusetts 02021 or at the registered office of the Corporation, as may be specified by the Corporation by written notice to the undersigned. The securities and any check resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and check resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed, all required taxes are paid and the signature of the registered holder is guaranteed by a Canadian or U.S. chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association medallion (STAMP) Program.

____________________________________________                Date: ______________
Name of person in whose name securities and check are to be registered, issued or delivered (please print)

----------------------------------            ----------------------------------
Street address or P.O. Box                    Signature of registered holder

----------------------------------            ----------------------------------
City                                          Signature guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                TABLE OF CONTENTS


ARTICLE 1

   DEFINITIONS AND INTERPRETATION..............................................3
         1.1  Definitions......................................................3
         1.2  Interpretation Not Affected by Headings, etc.....................6
         1.3  Number, Gender and Persons.......................................6
         1.4  Date for Any Action..............................................7
         Payments..............................................................7

ARTICLE 2

   SHAREHOLDER COMMUNICATION...................................................7
         2.1  Mailings to Shareholders.........................................7
         2.2  Copies of Shareholder Information................................7
         2.3  Other Materials..................................................8
         2.4  List of Holders..................................................8
         2.5  Distribution of Written Materials................................8

ARTICLE 3

   MUTUAL SUPPORT ETC..........................................................9
         3.1  Stamp or Other Transfer Taxes....................................9
         3.2  Notice of Insolvency Event.......................................9
         3.3  Mutual Support...................................................9
         3.4  Call Rights.....................................................10

ARTICLE 4

   COVENANTS, REPRESENTATIONS AND WARRANTIES..................................10
         4.1  Covenants of Canco Regarding Exchangeable Shares................10
         4.2  Segregation of Funds............................................11
         4.3  Certain Representations.........................................11
         4.4  Notification of Certain Events..................................12
         4.5  Delivery of Common Shares.......................................12
         4.6  Qualification of Common Shares..................................12
         4.7  Economic Equivalence............................................13
         4.8  Tender Offers, etc..............................................15
         4.9  USCO Not to Vote Exchangeable Shares............................16

                                      (ii)

         4.10 Due Performance.................................................16
         4.11 Issue of Additional Shares......................................16
         4.12 Books and Records...............................................16

ARTICLE 5

   AMENDMENTS AND SUPPLEMENTAL AGREEMENTS.....................................16
         5.1  Amendments, Modifications, etc..................................16
         5.2  Changes in Capital of Canco and USCO............................16
         5.3  Execution of Supplemental Agreements............................17

ARTICLE 6

   TERMINATION................................................................17
         6.1  Term............................................................17

ARTICLE 7

   CANCO RIGHTS...............................................................17

ARTICLE 8

   DEFAULT....................................................................18
         8.1  Default.........................................................18

ARTICLE 9

   GENERAL....................................................................19
         9.1  Severability....................................................19
         9.2  Enurement.......................................................19
         9.3  Notices to Parties..............................................19
         9.4  Notice of Holders...............................................23
         9.5  Counterparts....................................................23
         9.6  Jurisdiction....................................................23
         9.7  Attornment......................................................23